SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                                  AMENDMENT #1


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 9, 1996

Commission File Number:    333-05581


                             GOLDEN BEAR GOLF, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Florida                                     65-0680880
--------------------------------        ----------------------------------------
 (State or other jurisdiction of        (I.R.S. Employer Identification Number)
 incorporation or organization)


11780 U.S. Highway One, North Palm Beach,Florida                  33408
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

                                 (561) 626-3900
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
                 (Former name, former address and former fiscal
                      year, if changed since last report)

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

   (a)   Financial Statements of Businesses Acquired

         1. Financial Statements of Dallas Highlander, Ltd.for the six months ended June 30, 1996.

         2. Financial Statements of East Coast Golf Centers, Inc., East Coast Golf Centers of Columbus, Ltd. and East Coast Golf Centers of Fort Lauderdale, Inc. for the six months ended June 30, 1996.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GOLDEN BEAR GOLF, INC.
                                         (Registrant)




                                     /S/ JACK P. BATES
                                     -----------------------------------------
                                     Jack P. Bates
                                     Senior Vice President and
                                      Chief Financial Officer




                                     Date:  November 22, 1996

                             DALLAS HIGHLANDER, LTD.

                             CONDENSED BALANCE SHEET



                                                               JUNE 30,
                                                                 1996
                                                             -------------
                                                             (UNAUDITED)

                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                    $   65,840
  Inventories                                                     234,194
  Other current assets                                              1,028
                                                             -------------
         Total current assets                                     301,062

PROPERTY AND EQUIPMENT, net                                     1,424,466

OTHER ASSETS                                                        3,085
                                                             -------------
         Total assets                                          $1,728,613
                                                             =============


                        LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
  Accounts payable                                             $   24,144
  Accrued liabilities                                              29,130
  Due to affiliate                                                349,979
  Deposits and other current liabilities                           15,003
                                                             -------------
         Total current liabilities                                418,256
                                                             -------------
PARTNERS' CAPITAL:
  General partner                                                 (33,027)
  Limited partners                                              1,343,384
                                                             -------------
         Total partners' capital                                1,310,357
                                                             -------------
         Total liabilities and partners' capital               $1,728,613
                                                             =============


         The accompanying notes to condensed financial statements are an integral part of these condensed financial statements.

                             DALLAS HIGHLANDER, LTD.

                        CONDENSED STATEMENT OF OPERATIONS



                                                       SIX MONTHS
                                                         ENDED
                                                        JUNE 30,
                                                          1996
                                                      -------------
                                                      (UNAUDITED)

REVENUES:
  Range and instruction fees                            $ 314,135
  Pro shop sales                                          237,646
                                                      -------------
      Total revenues                                      551,781
                                                      -------------
OPERATING COSTS AND EXPENSES:
  Cost of pro shop sales                                  174,373
  Operating costs                                         443,678
  Depreciation and amortization                            94,482
                                                      -------------
      Total operating costs and expenses                  712,533
                                                      -------------
      Operating loss
                                                         (160,752)
                                                      -------------
OTHER INCOME:
  Rental income and other                                   4,141
                                                      -------------
      Net loss                                         $ (156,611)
                                                      =============



         The accompanying notes to condensed financial statements are an integral part of these condensed financial statements.

                             DALLAS HIGHLANDER, LTD.

                        CONDENSED STATEMENT OF CASH FLOWS



                                                            SIX MONTHS
                                                              ENDED
                                                             JUNE 30,
                                                               1996
                                                           -------------
                                                           (UNAUDITED)

NET CASH USED IN OPERATING ACTIVITIES                       $  (138,501)
                                                           -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                          (85,347)
                                                           -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in due to/from affiliates                        237,014
  Proceeds from note receivable from limited partner              1,000
                                                           -------------
         Net cash provided by financing activities              238,014
                                                           -------------
         Net increase in cash and cash equivalents               14,166

CASH AND CASH EQUIVALENTS, beginning of period                   51,674
                                                           -------------

CASH AND CASH EQUIVALENTS, end of period                     $   65,840
                                                           =============







         The accompanying notes to condensed financial statements are an integral part of these condensed financial statements.

                             DALLAS HIGHLANDER, LTD.

                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)




1.  INTERIM FINANCIAL DATA

The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For further information, refer to the financial statements and notes thereto of Dallas Highlander, Ltd. (the "Company") included in the Prospectus of Golden Bear Golf, Inc. ("Golden Bear"), dated July 31, 1996, which has been filed with the Securities and Exchange Commission. The results of operations and cash flows for the six months ended June 30, 1996 are not necessarily indicative of the results of operations or cash flows which may be reported for the remainder of 1996.

2.  SUBSEQUENT EVENT

On September 13, 1996, the Company consummated an agreement to sell its golf center facilities located in Carrollton, Texas to Golden Bear for a total purchase price of $2.25 million, of which $1.5 million was paid in cash at closing. The remainder of the purchase price was evidenced by a promissory note due in five years, with interest payable monthly at a rate of 8%. Golden Bear also entered into a ground lease with an affiliate of the Company for the real property underlying the facilities.



                         EAST COAST GOLF CENTERS, INC.,
                  EAST COAST GOLF CENTERS OF COLUMBUS, LTD. AND
                EAST COAST GOLF CENTERS OF FORT LAUDERDALE, INC.

                        COMBINED CONDENSED BALANCE SHEET


                                                                                   JUNE 30,
                                                                                     1996
                                                                                 -------------
                                                                                 (UNAUDITED)

                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                                        $  816,562
  Inventories                                                                         168,472
  Prepaid expenses and other current assets                                            25,351
                                                                                 -------------
         Total current assets                                                       1,010,385

PROPERTY AND EQUIPMENT, net                                                         3,445,976

INTANGIBLE ASSETS, net                                                                398,601
                                                                                 -------------
         Total assets                                                              $4,854,962
                                                                                 =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                                 $  228,455
  Accrued expenses                                                                     90,881
  Notes payable to bank                                                             2,202,381
                                                                                 -------------
         Total current liabilities                                                  2,521,717
                                                                                 -------------
NOTES PAYABLE TO STOCKHOLDERS                                                         999,980
                                                                                 -------------

STOCKHOLDERS' EQUITY:
  Common stock/capital-
    East Coast Golf Centers, Inc., $1 par value, 3,000 shares authorized,
      445 shares issued and outstanding                                                   445
    East Coast Golf Centers of Fort Lauderdale, Inc., $.01 par value,
      10,000 shares authorized, 2,000 shares issued and outstanding                        20
    East Coast Golf Centers of Columbus, Ltd.                                         922,000
  Additional paid-in capital                                                        1,392,536
  Accumulated deficit                                                                (981,736)
                                                                                 -------------
         Total stockholders' equity                                                 1,333,265
                                                                                 -------------

         Total liabilities and stockholders' equity                                $4,854,962
                                                                                 =============



      The accompanying notes to combined condensed financial statements are an integral part of these combined condensed financial statements.

                         EAST COAST GOLF CENTERS, INC.,
                  EAST COAST GOLF CENTERS OF COLUMBUS, LTD. AND
                EAST COAST GOLF CENTERS OF FORT LAUDERDALE, INC.

                   COMBINED CONDENSED STATEMENT OF OPERATIONS



                                                      SIX MONTHS
                                                        ENDED
                                                       JUNE 30,
                                                         1996
                                                     -------------
                                                     (UNAUDITED)

REVENUES:
  Admission fees                                       $ 316,461
  Pro shop sales                                         147,980
                                                     -------------
      Total revenues                                     464,441
                                                     -------------

OPERATING COSTS AND EXPENSES:
  Operating costs                                        550,750
  Cost of pro shop sales                                 124,421
  Depreciation and amortization                           91,274
                                                     -------------
      Total operating costs and expenses                 766,445
                                                     -------------
      Net loss                                        $ (302,004)
                                                     =============




      The accompanying notes to combined condensed financial statements are an integral part of these combined condensed financial statements.

                         EAST COAST GOLF CENTERS, INC.,
                  EAST COAST GOLF CENTERS OF COLUMBUS, LTD. AND
                EAST COAST GOLF CENTERS OF FORT LAUDERDALE, INC.

                   COMBINED CONDENSED STATEMENT OF CASH FLOWS



                                                               SIX MONTHS
                                                                 ENDED
                                                                JUNE 30,
                                                                 1996
                                                              -------------
                                                              (UNAUDITED)

NET CASH USED IN OPERATING ACTIVITIES                          $  (197,620)
                                                              -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                          (1,724,775)
                                                              -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from note payable                                     1,202,381
  Sale of stock/capital contributions                              442,951
  Return of capital                                               (130,000)
  Increase in notes payable to stockholders                        129,980
                                                              -------------
         Net cash provided by financing activities               1,645,312
                                                              -------------

         Net decrease in cash and cash equivalents                (277,083)

CASH AND CASH EQUIVALENTS, beginning of period                   1,093,645
                                                              -------------

CASH AND CASH EQUIVALENTS, end of period                        $  816,562
                                                              =============






      The accompanying notes to combined condensed financial statements are an integral part of these combined condensed financial statements.

                         EAST COAST GOLF CENTERS, INC.,
                  EAST COAST GOLF CENTERS OF COLUMBUS, LTD. AND
                EAST COAST GOLF CENTERS OF FORT LAUDERDALE, INC.

                NOTES TO COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)


1.  INTERIM FINANCIAL DATA

The accompanying unaudited combined condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For further information, refer to the combined financial statements and notes thereto of East Coast Golf Centers, Inc., East Coast Golf Centers of Columbus, Ltd. and East Coast Golf Centers of Fort Lauderdale, Inc. (collectively, the "Companies") included in the Prospectus of Golden Bear Golf, Inc. ("Golden Bear"), dated July 31, 1996, which has been filed with the Securities and Exchange Commission. The results of operations and cash flows for the six months ended June 30, 1996 are not necessarily indicative of the results of operations or cash flows which may be reported for the remainder of 1996.

2.  SUBSEQUENT EVENT

On September 11, 1996, the Companies consummated an agreement to sell certain of their assets utilized in connection with an existing golf practice and instruction facility located in Columbus, Ohio and a similar golf facility under development in Fort Lauderdale, Florida. The total purchase price was approximately $5.9 million, of which $5.3 million was paid in cash at closing and $600,000 was evidenced by promissory notes. Pursuant to the sale, Golden Bear also assumed the existing ground leases related to the real property at these two locations. In addition, Golden Bear previously granted certain principals of the Companies options to purchase 37,500 shares of Golden Bear's Class A Common Stock pursuant to consulting agreements. The options, which fully vested on September 11, 1996, are exercisable at any time and expire on August 31, 1997. The promissory notes are non-interest bearing and mature on August 31, 1997 unless any options are exercised at an earlier date, in which case the proceeds to Golden Bear upon exercise of the options must be used to repay an equal amount of the promissory notes.